UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 2004
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                             AMERICAN BILTRITE INC.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                     1-4773               04-1701350
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  (State or other jurisdiction    (Commission File No.)      (IRS Employer
       of Incorporation)                                  Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 17, 2004, American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation ("Congoleum") issued a press release announcing that the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") has approved Congoleum's First Modified Disclosure Statement (the "Disclosure Statement") and the voting procedures for its Fourth Modified Joint Plan of Reorganization (the "Plan") following a hearing held on December 9, 2004. The Bankruptcy Court has scheduled a hearing on confirmation of the Plan on March 24, 2005. Pursuant to the approved voting procedures, Congoleum expects to commence the distribution of voting materials and solicitation of acceptances of the Plan by late December or early January, and to have the voting results tabulated by late February, 2005.

Forward-Looking Statements

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite Inc.'s expectations, and American Biltrite Inc.'s understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite Inc. undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although American Biltrite Inc. believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. Factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite Inc.'s other filings with the Securities and Exchange Commission, including in the section of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risk Factors That May Affect Future Results."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

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   EXHIBIT NO.                            DESCRIPTION
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      99.1      First Modified Disclosure Statement with Respect to the Fourth
                Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 12, 2004, and the exhibits thereto.
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 23, 2004                  AMERICAN BILTRITE INC.


                                          By: /s/ Howard N. Feist III
                                              ---------------------------
                                              Name: Howard N. Feist III
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX

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   EXHIBIT NO.                            DESCRIPTION
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      99.1      First Modified Disclosure Statement with Respect to the Fourth
                Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of November 12, 2004, and the exhibits thereto.
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